UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2007

BLYTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13026	36-2984916
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)

Registrant’s Telephone Number, including Area Code (203) 661-1926

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2007, the Board of Directors elected Anne Busquet as a director of the company, to hold office until the 2008 annual meeting of shareholders and thereafter until her successor is duly elected.  The Board granted 3,000 restricted stock units to Ms. Busquet, which vest in equal installments on the first and second anniversaries of the date of grant.  Ms. Busquet will also receive director fees and compensation for meeting attendance consistent with the company’s practice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.
Date: August 20, 2007	By:	/s/ Michael S. Novins
	Name:	Michael S. Novins
	Title:	Vice President and General Counsel